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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 1996
                                                      -----------------

                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


         DELAWARE               33-72806, 33-94784               33-0592719
         --------               ------------------               ----------
     (STATE OR OTHER             (COMMISSION FILE             (I.R.S. EMPLOYER
       JURISDICTION                  NUMBERS)                IDENTIFICATION NO.)
    OF INCORPORATION)


                               6555 KATELLA AVENUE
                               CYPRESS, CA  90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500

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Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the DECEMBER 15, 1996 Distribution Date for the Collection Period ending NOVEMBER 30, 1996. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
                                  (Registrant)



Dated:  December 15, 1996               By:  /s/ HIROSHI TANAKA
        -----------------                    ------------------
                                        Name:  Hiroshi Tanaka
                                        Title:  Secretary and Treasurer

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                                INDEX TO EXHIBITS

                                                                 SEQUENTIALLY
EXHIBIT                                                            NUMBERED
NUMBER                               EXHIBIT                         PAGE
-------                              -------                     ------------

  5.1               Monthly Servicer's Certificate with
                    respect to the DECEMBER 15, 1996
                    Distribution Date for the Collection
                    Period ending NOVEMBER 30, 1996.